UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 13, 2005

WD-40 COMPANY

(Exact Name of Registrant as specified in its charter)

Delaware	000-06936	95-1797918
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1061 Cudahy Place, San Diego, California 92110

(Address of principal executive offices, with zip code)

(619) 275-1400

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	Regulation FD Disclosure

On December 13, 2005, the registrant issued a news release with respect to its four-year sales and net income goals covering fiscal year 2006 through fiscal year 2009. The news release is being furnished as Exhibit 99.1 hereto and is incorporated by reference into this Item 7.01.

ITEM 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1	News Release by the WD-40 Company dated December 13, 2005.

SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WD-40 Company
(Registrant)

Date: December 13, 2005	/s/ MICHAEL J. IRWIN
Michael J. Irwin
Executive Vice President and Chief Financial Officer (Principal Financial Officer)